CERTIFICATION
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Edentify, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terrence DeFranco, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 16, 2007

                                              /s/ Terrence DeFranco
                                              ----------------------------------
                                              Terrence DeFranco
                                              Chief Executive Officer and
                                              principal financial officer